                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 9, 2002


                                  NOVELL, INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


               Delaware              0-13351           87-0393339
            ---------------    ----------------    ------------------
            (State or Other    (Commission File     (I.R.S. Employer
            Jurisdiction of         Number)        Identification No.)
            Incorporation)



                   1800 South Novell Place
                         Provo, Utah                        84606
           ----------------------------------------       ----------
           (Address of Principal Executive Offices)       (Zip Code)




       Registrant's telephone number, including area code: (801) 429-7000



         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS.

      Novell, Inc., a Delaware corporation ("Novell"), has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 9, 2002 by and among Novell, Delaware Planet Inc., a Delaware corporation and a wholly-owned subsidiary of Novell ("Purchaser"), and SilverStream Software, Inc., a Delaware corporation ("SilverStream"), pursuant to which Novell will acquire SilverStream for $9.00 per share of SilverStream common stock, in cash. The Merger Agreement contemplates Purchaser commencing a tender offer (the "Offer") for all outstanding shares of SilverStream common stock at a price of $9.00 per share, net to the seller in cash, without interest, subject to certain conditions, including the receipt of all necessary government approvals and the tender, without withdrawal prior to the expiration of the offer, of at least a majority of SilverStream's outstanding shares of common stock on a fully-diluted basis. Following consummation of the Offer and the satisfaction or waiver of certain conditions, Purchaser will be merged with and into SilverStream (the "Merger") with SilverStream surviving the Merger as a wholly-owned subsidiary of Novell, whereby all of the remaining outstanding shares of SilverStream common stock will be converted into the right to receive $9.00 per share in cash. On June 10, 2002, Novell issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, regarding the execution of the Merger Agreement. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)   Exhibits.

        Exhibit Number              Description of Document
        --------------              -----------------------

            2.1 Agreement and Plan of Merger dated as of June 9, 2002 by and among Novell, Inc.,
                                    Delaware Planet Inc. and SilverStream
                                    Software, Inc.

            99.1                    Joint Press Release dated June 10, 2002.



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                                     - 2 -

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NOVELL, INC.
                                       (Registrant)

                                       By: /s/ Joseph A. LaSala, Jr.
                                          --------------------------------------
                                          Joseph A. LaSala, Jr.
                                          Senior Vice President, General Counsel
                                             and Secretary


Dated: June 10, 2002

                                  Exhibit Index


          Exhibit
          -------

            2.1 Agreement and Plan of Merger dated as of June 9, 2002 by and among Novell, Inc.,
                                    Delaware Planet Inc. and SilverStream
                                    Software, Inc.

            99.1                    Joint Press Release dated June 10, 2002
                                    (incorporated by reference to the Schedule
                                    TO-C filed by Novell, Inc. with the SEC on June 10, 2002).